SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  May 5, 2005

                                PRIME AIR, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                    333-28249               Not  Applicable
             ------                    ---------               ---------------
(State  or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation  or  organization)     File  Number)           Identification No.)

      601 - 938 Howe Street, Vancouver, British Columbia, Canada V6Z 1N9;
                                  (604)684-5700
    -----------------------------------------------------------------------
          (Address and telephone number of principal executive offices)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 5, 2005, Prime Air, Inc.'s Board of Directors resolved the following in a duly constituted directors meeting:

a.   John  Eberhard  was  appointed  President and Secretary of the Corporation;
b. Wayne Koch was appointed as Treasurer and Chief Financial Officer of the Corporation;
c. Christopher Benson, Jan Gossing, Douglas Lineberry, and Blaine Haug, resigned as officers of the Corporation.
d.   Christopher  Benson,  Jan  Gossing,  Douglas  Lineberry, Greg Duffy, Blaine
     Haug,  and  Albert  Bruno  resigned  as  directors  of  the  Corporation;
e. Christopher Benson and John Kenney resigned as counsel for the corporation and Michael Morrison was appointed counsel for the Corporation.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May  11, 2005                       PRIME  AIR,  INC.


                                            By:  /s/  Wayne  Koch
                                                 --------------------
                                                 Wayne  Koch
                                                 CFO